                                                                   EXHIBIT 10.3

                                            RENTAL CONTRACT          Page 1 (2)
                                            FOR PREMISES


SWEDEN'S PROPERTY OWNERS                                         No. 32058-1007
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The undersigned has entered into the following rental agreement on this day.
Check the square if the subsequent text applies.
---------------- ----------------------------------------------------------------------------------- -----------------------
Landlord                                                                                             Signed [Initials]
                 FAB FISKETORGET gm MALARTORNET AB
---------------- ----------------------------------------------------------------------------------- -----------------------
Tenant                                                             Personal Identification Number    Signed
                 FRONTEC AMT AB                                    556209-9829                       [Initials]
---------------- ---------------------------------- ------------------------------------------------------------------------
Address of       Municipality                       District/neighborhood
premises
                 Solna                              Noten 4
---------------- ---------------------------------------------------------------------- ----------- ------------------------
                 Street                                                                 Floor       Apartment No.

                 Tritonvagen 17
---------------- ---------------------------------------------------------------------- ----------- ------------------------
Condition and    Unless otherwise specified, the premises and corresponding space is to
use of premises  be rented out in its existing condition to be uses as :                    Office
---------------- -------------------------------------------------------------------------- --------------------------------
Size and         Shop area           Office area on                      Storage area on         Other areas
dimensions of    -------------------------------------------------------------------------- --------------------------------
premises         floor        m2     floor    m2  ca      floor   m2     floor              m2   floor         m2

                                     5        1608
---------------- ---------------------------------------------------------------------------------------- ------------------
                                                                                                          Appendix
                 X The dimensions of the premises to be rented have been indicated on the attached        5
                 diagrams.
---------------- ---------------------------------------------------------------------------------------- ------------------
                                                                      Parking           Garage spaces     Outside house
                 Road access for      Signage     Space for display   space(s) for      for
                 loading and          space       case/vending
                 unloading vehicles.              machine                      car(s)            car(s)
---------------- ------------------------------------------------------------------------- ------------------ --------------
Furnishing       Premises rents                                                            Upon termination   Appendix 5
                                                                                           of the rental
                                                                                           relationship,
                                                                                           the Tenant shall
                                                                                           remove their own
                                                                                           furnishings and
                 X without special furnishings       with special furnishings as           shall leave the
                                                     attached.                             premises in an
                                                                                           acceptable
                                                                                           condition,
                                                                                           unless otherwise
                                                                                           agreed.
---------------- ------------------------------------------------------------------------- ---------------------------------
Contract Period  From                                                                      To
                 October 1, 1999                                                           September 30, 2002
---------------- ------------------------------------------------------------------------- ---------------------------------
Notification                                                                               prior to the end of the rental
period           Cancellation of this contract shall be made                               period, otherwise the contract
Extension        with written notification at least  appendix 4       months               is renewed        years each
period                                                                                     time.
---------------- -----------------------------------------------------------------------------------------------------------
Rent             Kroner:
                 2,010,000.00               per year                           total rent       X rent excluding
                                                                                                additional payments marked
                                                                                                below
---------------- ----------------------------------------------------------------------------- -----------------------------
Indexing clause  X  The rent indicated above can be changed in accordance with the attached    Appendix
                 indexing clause.                                                              1
---------------- ----------------------------------------------------------------- -----------------------------------------
Heat and hot     Necessary heating for the premises is the responsibility of:      Hot water is supplied
water            X Landlord                 Tenant                                 X entire year     not at all
---------------- ----------------------------------------------------------------------------------------- -----------------
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
Cost                                                                                                       Appendix
                 Fuel/Additional heating charge is to be paid as per the attached indexing clause.
---------------- ----------------------------------------------------------------------------------------- -----------------
Additional                                                                                                 Appendix
water fee        Additional water fee to be paid as per the attached clause.
---------------- ----------------------------------------------------------------------------------------- -----------------
Cooling/         The costs for operating special air conditioning or ventilation equipment are to be       Appendix
Ventilation      reimbursed as per the attached clause.
---------------- -----------------------------------------------------------------------------------------------------------
Electricity
                 Included in rent           X Tenant has own subscription
---------------- -----------------------------------------------------------------------------------------------------------
Cleaning
stairwell        X Included in rent         paid for by the Tenant
---------------- -----------------------------------------------------------------------------------------------------------
Packing and
collecting       X included in rent         paid for and dealt with by the Tenant
garbage                                     (however, the Landlord is responsible for supplying garbage cans and the necessary space to store garbage).
---------------- -----------------------------------------------------------------------------------------------------------
Snow removal
and sanding      X included in the rent     taken care of and paid for by the Tenant
---------------- ----------------------------------------------------------------------------------------- -----------------
Real estate tax  included in rent           X paid for according to special agreement.                     Appendix
                                                                                                           2
---------------- -----------------------------------------------------------------------------------------------------------
Unforeseen       If unforeseen cost increases for the property appear after signing the agreement, due to
costs                     a) Introduction or increase in taxes, fees or other additional charges specifically for the property as decreed by the Swedish Parliament, the government, municipality or other authority.
                          b) General improvements or similar measures to the property, which do not solely involve the premises and which the Landlord is required to complete as a result of decision made by the
                          Swedish Parliament, the government, the municipality, or other authority the Tenant shall compensate the Landlord for the portion of the total annual cost increase for the property corresponding to the premises in question, which are the result of the new cost increases.

                 The portion for the premises is             percent (if the portion is not indicated, it is calculated in relation to the property's payable rent at the time of the cost increase.)

                 The tax according to a) does not concern value added tax and real estate tax, to the extent that the compensation heretofore is paid in accordance with the special agreement above.

                 The compensation is paid according to the rules below for paying rent.
---------------- -----------------------------------------------------------------------------------------------------------
---------------- -----------------------------------------------------------------------------------------------------------
Value Added      X The property owner/Landlord is responsible for the VAT for renting out the premises.  The Tenant shall,
Tax (VAT)        in addition to the rent, pay any applicable VAT in each case.

                 If, based on the decision of the tax authorities, the property owner/Landlord is liable for the VAT for renting the premises, the Tenant shall, in addition to rent, pay any applicable VAT in each case.

                 That which is paid at the same time as the rent is calculated into the total rent specified according to the applicable rules for VAT on rent in each case, and according to the rental contract for payable fees and other payments in applicable cases.
---------------- -----------------------------------------------------------------------------------------------------------
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SWEDEN'S PROPERTY OWNER'S UNION, FORM NO. 12A ISSUED 1991 IN CONSULTATION
WITH SWEDISH UNION OF MERCHANTS/TENANTS AND NATIONAL BUSINESS ORGANIZATION,
DOCUMENTCONCEPT AB 97.04

                                                          Reprinting prohibited

SWEDEN'S PROPERTY OWNERS            INDEX CLAUSE
                                    for premises                     Appendix 1

                                    See page two for instructions.
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----------------------- -----------------------------------------------------------------------------------------------
Regarding               Rental Contract No.                 for the property at
                        32058-1007                          Kv. Noten 4, Solna
----------------------- -----------------------------------------------------------------------------------------------
Landlord
                        FAB FISKETORGET gm MALARTORNET AB
----------------------- -----------------------------------------------------------------------------------------------
Tenant
                        FRONTEC AMT AB
----------------------- -----------------------------------------------------------------------------------------------
Clause
                        Of the amount of rent indicated in the contract shall         100       % or 2,010,000 kroner
                        make up the base rent.  During the rental period, in relation to changes in the consumer price index (with 1980 as base year), additional charges to the rent shall be payable with a certain percentage added to the base rent according to the reasons given below.

                        For rental agreements starting anytime between January 1 - June 30, the base rent is adjusted to the index for October of the previous year.

                        For rental agreements starting anytime between July 1 - December 31, the base rent is adjusted instead to the index value for October of the same year.

                        The index number for the month of October, to which the based rent is adjusted above, constitutes the base number, to the extent that nothing else has not been agreed upon during the year.
                        The agreed base number, namely the index for October 1999.

                        If, during some subsequent October, the index should have risen by at least three (3) points in relation to the base number, additional charges shall be payable based on the percentage number by which the index is adjusted in relation to the base number.  From then on, additional charges shall be payable in relation to changes in the index, whereby the change in rent is calculated on the basis of the percentage change between the base number and the index number for the respective month of October.  In order for the change in rent to subsequently occur, the index for October shall be raised or lowered by at least three (3)
                        points in relation to the index number, which was applicable at the last instance when the rent was adjusted according to this clause.

                        However, payable rent shall never be set lower than the amount of rent indicated in the contract.  Changes to the rent apply always from January 1 after the October index has been recalculated.
----------------------- -------------------------------------------------------------- --------------------------------
Signature               Place/Date                                                     Place/Date
                        Stockholm, July 5, 1999                                        Solna, July 5 1999
----------------------- -------------------------------------------------------------- --------------------------------
                        Landlord                                                       Tenant

                        MALARTORNET AB                                                 FRONTEC AMT AB

                        (Signature)
                                                                                       --------------------------------
                                                                                       Tenant
                                                                                       (Signature)
----------------------- -------------------------------------------------------------- --------------------------------
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                  Landlord's notes regarding base number:

                  Base number at the start of rental agreement:   unknown
                  (October 1999)

SWEDEN'S PROPERTY OWNERS UNION, FORM NO. 60 ISSUED 1994 IN CONSULTATION WITH SWEDISH UNION OF MERCHANTS / TENANTS AND NATIONAL BUSINESS ORGANIZATION, INTELLIGENT DOCUMENT SYSTEMS AB 96.01


                                                         Reprinting prohibited

SWEDEN'S PROPERTY OWNERS             REAL ESTATE TAX CLAUSE
                                     for premises                    Appendix 2

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------------------ ---------------------------------------------------------------------------------------------------------
Regarding          Rental Contract No.                 for the property at
                   32058-1007                          Kv. Noten 4, Solna
------------------ ---------------------------------------------------------------------------------------------------------
Landlord
                   FAB FISKETORGET gm MALARTORNET AB
------------------ ---------------------------------------------------------------------------------------------------------
Tenant
                   FRONTEC AMT AB
------------------ ---------------------------------------------------------------------------------------------------------
------------------ ---------------------------------------------------------------------------------------------------------
Clause             Suitable alternatives are marked with an X in the box and have the required amounts filled in.

                   To the extent that those parts of the property which constitute the premises become/are subject to real estate tax, the Tenant shall compensate the Landlord for this along with the rent according to the alternative marked below.


                   X
                   In addition to the rent indicated in the contract, the Tenant shall pay compensation for their portion of any payable real estate for the premises.  The Tenant's portion shall be considered to be percent. According to the provisions, which are known at the time of signing the agreement, the compensation that the Tenant shall pay at the start of the rental period is 183, 412 kroner.

                   Compensation for the premises' portion of the real estate tax is included in the rent indicated in the
                   agreement and amounts to            kr at the time the agreement is signed.
                   The premises' portion of the real estate tax shall be considered to be                  percent.
                   The Tenant shall pay compensation, after signing the agreement, for his portion of any changes
                   (regardless of the reason why) to the real estate tax for the premises, to the extent that the tax exceeds the amount of real estate tax compensation that is included in the rent.

                   Should the real estate tax increase/cease so that the Tenant's portion of the compensation falls below the compensation that is included in the rent provided in the agreement as above, the original amount of rent shall still be payable, at a minimum.  Thus, other clauses in the agreement (e.g. index) can mean that the total amount of rent that the Tenant pays is/can be higher than the total amount of rent indicated in the agreement.

                   The Tenant's portion indicated above that will be unchanged during the rental period was calculated according to the following:

                   ..............................
                   ..............................
                   ..............................
                   The instructions printed on the overleaf apply to the agreement
------------------ ------------------------------------------------------------------------- -------------------------------
Signature          Place/Date                                                                Place/Date
                   Stockholm, July 5, 1999                                                   Solna, July 5 1999
------------------ ------------------------------------------------------------------------- -------------------------------
                   Landlord                                                                  Tenant

                   MALARTORNET AB                                                            FRONTEC AMT AB
                   (Signature}
------------------ ------------------------------------------------------------------------- -------------------------------
                                                                                             Tenant
                                                                                             (Signature)
------------------ ------------------------------------------------------------------------- -------------------------------
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SWEDEN'S PROPERTY OWNERS UNION, FORM NO. 78 ISSUED 1995.  REPRINTING FORBIDDEN.
INTELLIGENT DOCUMENT SYSTEMS AB 96.01